EXHIBIT 99.1


FOR IMMEDIATE RELEASE                           Contact: Claire M. Chadwick, CFO
                                                         973-669-7366, ext. 267

                        PENNFED FINANCIAL SERVICES, INC.
                        --------------------------------
                          ANNOUNCES ANNUAL MEETING DATE
                          -----------------------------

         WEST ORANGE, NJ, July 14, 2006 - PennFed Financial Services, Inc. (NASDQ:PFSB), the holding company for New Jersey-based Penn Federal Savings Bank announced the Annual Meeting of Stockholders will be held at 10 a.m. on Thursday, October 26, 2006 at Mayfair Farms in West Orange, New Jersey. Stockholders of record on September 1, 2006 are entitled to vote at the meeting.

         Penn Federal Savings Bank maintains 24 New Jersey branch offices. The Bank's deposits are insured by the Federal Deposit Insurance Corporation.



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